Exhibit 99.05

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


         The Merger Agreement provides that each share of Salomon Inc. ("Salomon") common stock will be exchanged for 1.695 shares of Travelers Group Inc. ("Travelers") common stock. The exchange ratio and all per share amounts contained in the unaudited pro forma condensed combined financial statements and the notes thereto reflect the three-for-two stock split declared by Travelers on October 22, 1997 and payable on November 19, 1997 to other stockholders of record on November 3, 1997. The merger, which is expected to be completed in the fourth quarter of 1997, is expected to be accounted for under the pooling of interests method and, accordingly, Travelers' historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Salomon. The merger is subject to customary closing conditions, including regulatory and Salomon stockholder approval.

         The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Travelers and the historical consolidated statement of financial condition of Salomon giving effect to the merger as though it had been consummated on June 30, 1997. The following unaudited pro forma condensed combined statements of income combine the historical statements of income of Travelers and Salomon giving effect to the merger as if it had occurred on January 1, 1994. The unaudited pro forma condensed combined statements of income for the six months ended June 30, 1996 and for the year ended December 31, 1996 also give effect to the acquisition in April 1996 of the domestic property and casualty operations of Aetna Life and Casualty Company (the "Aetna P&C" operations) and transactions related to the funding of the acquisition, as if they had occurred on January 1, 1996. This information should be read in conjunction with the accompanying notes hereto; the separate historical financial statements of Travelers as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, and for each of the three years ended December 31, 1996 which are contained in Travelers' Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, respectively; and the separate historical financial statements of Salomon as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, and for each of the three years ended December 31, 1996 which are contained in Salomon's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, respectively. In addition, the information related to the pro forma condensed combined statements of income for the six months ended June 30, 1996 and for the year ended December 31, 1996 should be read in conjunction with the historical financial statements of the Aetna P&C operations for the period ended March 31, 1996 contained in Travelers' Current Report on Form 8-K dated June 7, 1996.

         The pro forma financial data is not necessarily indicative of the results of operations that would have occurred had the merger been consummated or of future operations of the combined company.

                      TRAVELERS GROUP INC. AND SUBSIDIARIES
     UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION
                               AS OF JUNE 30, 1997
                            (in millions of dollars)


                                                                      TRAVELERS       SALOMON      PRO FORMA      PRO FORMA
                                                                      HISTORICAL     HISTORICAL   ADJUSTMENTS      COMBINED
                                                                      ----------     ----------   -----------     ---------
ASSETS
Cash and cash equivalents .........................................   $   1,739      $   2,081      $             $   3,820
Investments and real estate held for sale:
  Fixed maturities, primarily available for sale at market value...      45,981                                      45,981
  Equity securities, at market value ..............................       1,377                                       1,377
  Mortgage loans ..................................................       3,748                                       3,748
  Real estate held for sale .......................................         502                                         502
  Policy loans ....................................................       1,873                                       1,873
  Short-term and other ............................................       5,135                                       5,135
                                                                      ---------      ---------      --------      ---------
    Total investments and real estate held for sale ...............      58,616           --            --           58,616
                                                                      ---------      ---------      --------      ---------
Securities borrowed or purchased under agreements to resell .......      27,950         91,320                      119,270
Brokerage receivables .............................................       8,507          6,014                       14,521
Trading securities owned, at market value .........................      14,014        132,848                      146,862
Commodities and related products and instruments ..................                      1,533                        1,533
Net consumer finance receivables ..................................       8,834                                       8,834
Reinsurance recoverables ..........................................       9,876                                       9,876
Value of insurance in force and deferred policy acquisition costs..       2,698                                       2,698
Cost of acquired businesses in excess of net assets ...............       2,991                                       2,991
Separate and variable accounts ....................................       9,830                                       9,830
Other receivables .................................................       5,108            624                        5,732
Other assets ......................................................       9,443          1,533                       10,976
                                                                      ---------      ---------      --------      ---------
Total assets ......................................................   $ 159,606      $ 235,953      $   --        $ 395,559
                                                                      =========      =========      ========      =========
LIABILITIES
Investment banking and brokerage borrowings .......................   $   4,268      $   8,036      $             $  12,304
Short-term borrowings .............................................       2,812                                       2,812
Long-term debt ....................................................      11,122         16,080                       27,202
Securities loaned or sold under agreements to repurchase ..........      26,889        108,814                      135,703
Brokerage payables ................................................       5,042          7,269                       12,311
Trading securities sold not yet purchased, at market value ........       9,640         87,058                       96,698
Contractholder funds ..............................................      14,601                                      14,601
Insurance policy and claims reserves ..............................      43,940                                      43,940
Separate and variable accounts ....................................       9,818                                       9,818
Accounts payable and other liabilities ............................      15,196          2,843           450         18,489
                                                                      ---------      ---------      --------      ---------
    Total liabilities .............................................     143,328        230,100           450        373,878
                                                                      ---------      ---------      --------      ---------
ESOP Preferred stock--Series C ....................................         140                                         140
Redeemable preferred stock ........................................                        420                          420
Mandatorily redeemable preferred securities of subsidiary trusts...       1,900            345                        2,245
STOCKHOLDERS' EQUITY
Preferred stock ...................................................       1,075            450                        1,525
Common stock ......................................................          11            159          (158)            12
Additional paid-in capital ........................................       7,557            438        (1,089)         6,906
Retained earnings .................................................       8,524          5,811        (2,807)        11,078
                                                                                                        (450)
Treasury stock, at cost ...........................................      (2,958)        (1,769)        4,054           (673)
Unrealized gain on investment securities ..........................         436                                         436
Other .............................................................        (407)            (1)                        (408)
                                                                      ---------      ---------      --------      ---------
    Total stockholders' equity ....................................      14,238          5,088          (450)        18,876
                                                                      ---------      ---------      --------      ---------
Total liabilities and stockholders' equity ........................   $ 159,606      $ 235,953      $    --       $ 395,559
                                                                      =========      =========      ========      =========


        See accompanying Notes to Unaudited Pro Forma Condensed Combined
                              Financial Statements

                      TRAVELERS GROUP INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
               (in millions of dollars, except per share amounts)


                                                                           TRAVELERS       SALOMON      PRO FORMA
                                                                          HISTORICAL     HISTORICAL      COMBINED
                                                                          ----------     ----------     ---------
REVENUES:
Insurance premiums ...................................................        $ 4,444       $            $ 4,444
Commissions and fees .................................................          1,718          640         2,358
Interest and dividends ...............................................          3,206        3,045         6,251
Finance related interest and other charges ...........................            627                        627
Principal transactions ...............................................            514          927         1,441
Asset management and administration fees .............................            762           29           791
Other income .........................................................            630                        630
                                                                              -------       ------       -------
  Total revenues .....................................................         11,901        4,641        16,542
                                                                              -------       ------       -------
EXPENSES:
Policyholder benefits and claims .....................................          3,811                      3,811
Non-insurance compensation and benefits ..............................          1,950        1,111         3,061
Insurance underwriting, acquisition and operating ....................          1,604                      1,604
Interest .............................................................          1,349        2,527         3,876
Provision for consumer finance credit losses .........................            145                        145
Other operating ......................................................            876          374         1,250
                                                                              -------       ------       -------
  Total expenses .....................................................          9,735        4,012        13,747
                                                                              -------       ------       -------
Income before income taxes and minority interest .....................          2,166          629         2,795
Provision for income taxes ...........................................            763          236           999
Minority interest, net of income taxes ...............................             98                         98
                                                                              -------       ------       -------
Income from continuing operations ....................................        $ 1,305       $  393       $ 1,698
                                                                              =======       ======       =======
INCOME PER SHARE OF COMMON STOCK AND COMMON STOCK EQUIVALENTS:
Continuing operations ................................................        $  1.31       $ 3.34       $  1.41
                                                                              =======       ======       =======
Weighted average common shares outstanding and common stock
  equivalents (in millions and giving effect to the 3-for-2 stock split
  payable November 19, 1997) .........................................          968.6        108.8       1,152.9
                                                                              =======       ======       =======


        See accompanying Notes to Unaudited Pro Forma Condensed Combined
                              Financial Statements

                      TRAVELERS GROUP INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
               (in millions of dollars, except per share amounts)


                                                                                            PRO FORMA
                                             TRAVELERS      AETNA P&C      PRO FORMA          BEFORE       SALOMON      PRO FORMA
                                            HISTORICAL     HISTORICAL*    ADJUSTMENTS        SALOMON      HISTORICAL     COMBINED
                                            ----------     -----------    -----------       ---------     ----------    ---------
REVENUES:
Insurance premiums ......................     $ 3,316        $ 1,038      $  --              $ 4,354       $            $  4,354
Commissions and fees ....................       1,766                                          1,766          597          2,363
Interest and dividends ..................       2,543            243            2 (5a)         2,780        3,008          5,788
                                                                               (8)(5b)
Finance related interest and other
  charges ...............................         571                                            571                         571
Principal transactions ..................         543                                            543        1,235          1,778
Asset management and administration
  fees ..................................         648                                            648           22            670
Other income ............................         554            325                             879                         879
                                              -------        -------      -------            -------       ------       --------
    Total revenues ......................       9,941          1,606           (6)            11,541        4,862         16,403
                                              -------        -------      -------            -------       ------       --------
EXPENSES:
Policyholder benefits and claims ........       3,590            964                           4,554                       4,554
Non-insurance compensation and
  benefits ..............................       1,930                                          1,930        1,096          3,026
Insurance underwriting, acquisition and
  operating .............................       1,367            325           (1)(5a)         1,691                       1,691
Interest ................................       1,060                          45 (5c)         1,105        2,401          3,506
Provision for consumer finance credit
  losses ................................         128                                            128                         128
Other operating .........................         850                                            850          352          1,202
                                              -------        -------      -------            -------       ------       --------
    Total expenses ......................       8,925          1,289           44             10,258        3,849         14,107
                                              -------        -------      -------            -------       ------       --------
Gain on sale of subsidiaries and
  affiliates ............................         397                        (363)(5d)            34                          34
                                              -------        -------      -------            -------       ------       --------
Income before income taxes and
  minority interest .....................       1,413            317         (413)             1,317        1,013          2,330
Provision for income taxes ..............         361             99          (15)(5e)           445          405            850
Minority interest, net of income taxes ..         (44)                         58 (5f)            14                          14
                                              -------        -------      -------            -------       ------       --------
Income from continuing operations .......     $ 1,096        $   218      $  (456)           $   858       $  608       $  1,466
                                              =======        =======      =======            =======       ======       ========
INCOME PER SHARE OF COMMON STOCK AND
  COMMON STOCK EQUIVALENTS:
Continuing operations ...................     $  1.10                                        $  0.85       $ 5.41       $   1.22
                                              =======                                        =======       ======       ========
Weighted average common shares
  outstanding and common stock
  equivalents (in millions and giving
  effect to the 3-for-2 stock split
  payable November 19, 1997) ............       954.2                                          954.2        106.0        1,133.9
                                              =======                                        =======       ======       ========

----------
*Represents historical results for Aetna P&C for the quarterly period ended
 March 31, 1996.

        See accompanying Notes to Unaudited Pro Forma Condensed Combined
                              Financial Statements

                      TRAVELERS GROUP INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
               (in millions of dollars, except per share amounts)

                                                                                               PRO FORMA
                                                  TRAVELERS     AETNA P&C       PRO FORMA        BEFORE     SALOMON      PRO FORMA
                                                  HISTORICAL    HISTORICAL*    ADJUSTMENTS      SALOMON    HISTORICAL     COMBINED
                                                  ----------    -----------    -----------     ---------   ----------    ---------
REVENUES:
Insurance premiums ............................    $ 7,633       $ 1,038        $              $ 8,671       $            $  8,671
Commissions and fees ..........................      3,422                                       3,422        1,179          4,601
Interest and dividends ........................      5,549           243            2 (5a)       5,786        5,748         11,534
                                                                                   (8)(5b)
Finance related interest and other charges ....      1,163                                       1,163                       1,163
Principal transactions ........................        990                                         990        1,990          2,980
Asset management and administration fees ......      1,349                                       1,349           48          1,397
Other income ..................................      1,239           325                         1,564           81          1,645
                                                   -------       -------        -----          -------       ------       --------
    Total revenues ............................     21,345         1,606           (6)          22,945        9,046         31,991
                                                   -------       -------        -----          -------       ------       --------
EXPENSES:
Policyholder benefits and claims ..............      7,366           964                         8,330                       8,330
Non-insurance compensation and benefits .......      3,768                                       3,768        2,039          5,807
Insurance underwriting, acquisition and
  operating ...................................      3,013           325           (1)(5a)       3,337                       3,337
Interest ......................................      2,259                         45 (5c)       2,304        4,679          6,983
Provision for consumer finance credit losses ..        260                                         260                         260
Other operating ...............................      1,678                                       1,678          718          2,396
                                                   -------       -------        -----          -------       ------       --------
    Total expenses ............................     18,344         1,289           44           19,677        7,436         27,113
                                                   -------       -------        -----          -------       ------       --------
Gain on sale of subsidiaries and affiliates ...        397                       (363)(5d)          34                          34
                                                   -------       -------        -----          -------       ------       --------
Income before income taxes and minority
  interest ....................................      3,398           317         (413)           3,302        1,610          4,912
Provision for income taxes ....................      1,051            99          (15)(5e)       1,135          628          1,763
Minority interest, net of income taxes ........         47                         58 (5f)         105                         105
                                                   -------       -------        -----          -------       ------       --------
Income from continuing operations .............    $ 2,300       $   218        $(456)         $ 2,062       $  982       $  3,044
                                                   =======       =======        =====          =======       ======       ========
INCOME PER SHARE OF COMMON STOCK AND
  COMMON STOCK EQUIVALENTS:
Continuing operations .........................    $  2.30                                     $  2.05       $ 8.59       $   2.53
                                                   =======                                     =======       ======       ========
Weighted average common shares
  outstanding and common stock
  equivalents (in millions and giving effect
  to the 3-for-2 stock split payable
  November 19, 1997) ..........................      958.2                                       958.2        106.4        1,138.5
                                                   =======                                     =======       ======       ========

----------
*Represents historical results for Aetna P&C for the quarterly period ended
 March 31, 1996.

        See accompanying Notes to Unaudited Pro Forma Condensed Combined
                              Financial Statements

                      TRAVELERS GROUP INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
               (in millions of dollars, except per share amounts)


                                                                              TRAVELERS        SALOMON      PRO FORMA
                                                                             HISTORICAL      HISTORICAL      COMBINED
                                                                             ----------      ----------      --------
REVENUES:
Insurance premiums .......................................................    $  4,977        $              $ 4,977
Commissions and fees .....................................................       2,874            804          3,678
Interest and dividends ...................................................       4,355          7,021         11,376
Finance related interest and other charges ...............................       1,119                         1,119
Principal transactions ...................................................       1,016          1,077          2,093
Asset management and administration fees .................................       1,052             39          1,091
Other income .............................................................       1,190             12          1,202
                                                                              --------        -------        -------
    Total revenues .......................................................      16,583          8,953         25,536
                                                                              --------        -------        -------
EXPENSES:
Policyholder benefits and claims .........................................       5,017                         5,017
Non-insurance compensation and benefits ..................................       3,442          1,710          5,152
Insurance underwriting, acquisition and operating ........................       1,912                         1,912
Interest .................................................................       1,956          5,754          7,710
Provision for consumer finance credit losses .............................         171                           171
Other operating ..........................................................       1,544            690          2,234
                                                                              --------        -------        -------
    Total expenses .......................................................      14,042          8,154         22,196
                                                                              --------        -------        -------
Loss on sale of subsidiaries and affiliates ..............................         (20)                          (20)
                                                                              --------        -------        -------
Income before income taxes ...............................................       2,521            799          3,320
Provision for income taxes ...............................................         893            286          1,179
                                                                              --------        -------        -------
Income from continuing operations ........................................    $  1,628        $   513        $ 2,141
                                                                              ========        =======        =======
INCOME PER SHARE OF COMMON STOCK AND COMMON STOCK EQUIVALENTS:
Continuing operations ....................................................    $   1.62        $  4.17        $  1.76
                                                                              ========        =======        =======
Weighted average common shares outstanding and common stock
  equivalents (in millions and giving effect to the 3-for-2 stock split
  payable November 19, 1997) .............................................       952.2          106.5        1,132.7
                                                                              ========        =======        =======

        See accompanying Notes to Unaudited Pro Forma Condensed Combined
                              Financial Statements

                      TRAVELERS GROUP INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1994
               (in millions of dollars, except per share amounts)


                                                                            TRAVELERS    SALOMON    PRO FORMA
                                                                           HISTORICAL  HISTORICAL    COMBINED
                                                                           ----------  ----------   ---------
REVENUES:
Insurance premiums .....................................................    $ 5,144     $            $ 5,144
Commissions and fees ...................................................      2,526         822        3,348
Interest and dividends .................................................      3,401       5,902        9,303
Finance related interest and other charges .............................      1,030                    1,030
Principal transactions .................................................        900        (560)         340
Asset management and administration fees ...............................      1,010          23        1,033
Other income ...........................................................        932           7          939
                                                                            -------     -------      -------
    Total revenues .....................................................     14,943       6,194       21,137
                                                                            -------     -------      -------
EXPENSES:
Policyholder benefits and claims .......................................      5,227                    5,227
Non-insurance compensation and benefits ................................      3,241       1,455        4,696
Insurance underwriting, acquisition and operating ......................      1,867                    1,867
Interest ...............................................................      1,284       4,873        6,157
Provision for consumer finance credit losses ...........................        152                      152
Other operating ........................................................      1,524         715        2,239
                                                                            -------     -------      -------
    Total expenses .....................................................     13,295       7,043       20,338
                                                                            -------     -------      -------
Gain on sale of subsidiaries and affiliates ............................        226                      226
                                                                            -------     -------      -------
Income (loss) before income taxes ......................................      1,874        (849)       1,025
Provision for income taxes .............................................        717        (439)         278
                                                                            -------     -------      -------
Income (loss) from continuing operations ...............................    $ 1,157     $  (410)     $   747
                                                                            =======     =======      =======
INCOME (LOSS) PER SHARE OF COMMON STOCK AND COMMON STOCK
  EQUIVALENTS:
Continuing operations ..................................................    $  1.11     $ (4.41)     $  0.52
                                                                            =======     =======      =======
Weighted average common shares outstanding and common stock
  equivalents (in millions and giving effect to the 3-for-2 stock split
  payable November 19, 1997) ...........................................      966.0       106.8      1,147.1
                                                                            =======     =======      =======

        See accompanying Notes to Unaudited Pro Forma Condensed Combined
                              Financial Statements

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


1.       DESCRIPTION OF TRANSACTIONS AND BASIS OF PRESENTATION

         The Merger Agreement provides that each share of Salomon Inc. ("Salomon") common stock will be exchanged for 1.695 shares of Travelers Group Inc. ("Travelers") common stock. The exchange ratio and all per share amounts contained in the unaudited pro forma condensed combined financial statements and the notes thereto reflect the three-for-two stock split declared by Travelers on October 22, 1997 and payable on November 19, 1997 to all stockholders of record on November 3, 1997. The merger, which is expected to be completed in the fourth quarter of 1997, is expected to be accounted for under the pooling of interests method and, accordingly, Travelers' historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Salomon. The merger is subject to customary closing conditions, including regulatory and Salomon stockholder approval.

         The pro forma effect of the acquisition of the Aetna P&C operations is reflected in the pro forma condensed combined statements of income for the six months ended June 30, 1996 and for the year ended December 31, 1996 as if the acquisition had occurred on January 1, 1996. This acquisition has been accounted for as a purchase. Note that actual results for the Aetna P&C operations are included in Travelers' historical amounts from the date of acquisition on April 2, 1996.

2.       ACCOUNTING POLICIES

         Travelers and Salomon are in the process of reviewing their accounting policies and, as a result of this review, it may be necessary to restate either Travelers' or Salomon's financial statements to conform to those accounting policies that are determined to be most appropriate. No such restatements have been made to the pro forma combined financial statements.

3.       INTERCOMPANY TRANSACTIONS

         Transactions between Travelers and Salomon are not material in relation to the pro forma combined financial statements and therefore intercompany balances have not been eliminated from the pro forma combined amounts.

4.       PRO FORMA ADJUSTMENTS -- SALOMON

         The pro forma adjustments to common stock, additional paid-in capital, retained earnings and treasury stock at June 30, 1997 reflect (1) the retirement of shares of Salomon common stock held in treasury pursuant to the Merger Agreement, (2) adjustments to account for 105 million shares of Travelers common stock held in treasury to be issued in the transaction as though retired, in accordance with APB No. 16, (3) the issuance of 182.1 million shares of Travelers common stock to effect the Merger, and (4) the after-tax effect on retained earnings of an estimated charge for restructuring (see note 7). The number of shares to be issued at consummation of the Merger will be based on the actual number of shares of Salomon Common Stock outstanding at that time.

5.       PRO FORMA ADJUSTMENTS -- AETNA P&C

         The following pro forma adjustments related to the acquisition of the Aetna P&C operations are reflected in the pro forma condensed combined statements of income for the six months ended June 30, 1996 and for the year ended December 31, 1996. Such adjustments relate only to the quarter ended March 31, 1996 which represents the portion of the year that Travelers did not own the Aetna P&C operations (in millions):

         (a) Principal adjustments resulting from the allocation of purchase price based on fair value of underlying net assets, as follows:

                                                                                           INCREASE (DECREASE)
                                                                                           IN PRE-TAX INCOME
                                                                                           ------------------
                 Interest and dividends:
                   Amortization of discount allocated to investments on a level yield
                    basis over the life of the investments .............................          $ 2
                                                                                                  ---
                 Insurance underwriting, acquisition and operating:
                   Amortization of loss based assessments for second injury funds ......          $ 7
                   Amortization of excess of purchase price over fair value of net
                    assets acquired, over 40 years .....................................           (7)
                   Amortization of liabilities related to employee benefit plans .......            6
                   Other ...............................................................           (5)
                                                                                                  ---
                                                                                                  $ 1
                                                                                                  ---

         (b) Represents the reduction in net investment income resulting from the use of $600 of short-term investments to fund a portion of the acquisition.

         (c) Pro forma adjustments related to the funding of the acquisition as follows:

                  Interest expense at 6 3/4% on $500 of long-term debt and 7 3/4% on $200
                    of long-term debt including amortization of issuance costs ...............     $12
                  Interest expense at 5 3/4% on short-term borrowings ........................      15
                  Preferred dividends on $900 of mandatorily redeemable preferred
                    securities of subsidiary trusts ..........................................      18
                                                                                                   ---
                                                                                                   $45
                                                                                                   ---

         (d) Represents the reversal of the gain on the sale of 18% of Travelers Property Casualty Corp. ("TAP") common stock in an initial public offering, the proceeds of which were used to finance a portion of the acquisition.

         (e)      Adjustment to reflect the income tax effects of (a), (b) and
                  (c) above.

         (f) Pro forma adjustment to reflect minority interest resulting from the sale of TAP's common stock.

6.       PRO FORMA EARNINGS PER SHARE

         The pro forma combined primary earnings per share for the respective periods presented is based on the combined weighted average number of common shares and share equivalents of Travelers and Salomon. The number of common shares and common share equivalents of Salomon is based on an exchange ratio of
1.695 shares of Travelers common stock for each issued and outstanding share and share equivalent of Salomon. The pro forma combined primary earnings per share has been calculated as follows:

              CALCULATION OF PRO FORMA COMBINED EARNINGS PER SHARE
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                              FOR THE SIX MONTHS ENDED               FOR THE FISCAL YEAR
                                           -----------------------------   ---------------------------------------
                                           JUNE 30, 1997   JUNE 30, 1996      1996           1995           1994
                                           -------------   -------------   ---------      ---------      ---------
Income from continuing operations ......     $   1,698      $   1,466      $   3,044      $   2,141      $     747
Preferred dividends ....................           (71)           (81)          (161)          (153)          (145)
                                             ---------      ---------      ---------      ---------      ---------
Income from continuing operations
  available to common stockholders .....     $   1,627      $   1,385      $   2,883      $   1,988      $     602
                                             ---------      ---------      ---------      ---------      ---------
Average common shares ..................       1,102.5        1,094.6        1,097.5        1,099.3        1,127.4
Assumed exercise of dilutive warrants ..           6.9            4.4            5.0            1.7           --
Assumed exercise of dilutive options ...          19.8           16.4           16.2           14.0            9.2
Incremental shares--restricted stock ...          23.7           18.5           19.8           17.7           10.5
                                             ---------      ---------      ---------      ---------      ---------
Shares used in computing earnings per
  share ................................       1,152.9        1,133.9        1,138.5        1,132.7        1,147.1
                                             =========      =========      =========      =========      =========
Primary earnings per share from
  continuing operations ................     $    1.41      $    1.22      $    2.53      $    1.76      $    0.52
                                             =========      =========      =========      =========      =========


7.       RESTRUCTURING CHARGE

         The pro forma condensed combined statements of income do not reflect a planned Merger-related restructuring charge of between $400 million and $500 million (after-tax) primarily for severance and costs related to excess or unused office space and other facilities since such restructuring charge is non-recurring. Although there can be no assurance that the restructuring charge will fall within the range provided, this range represents management's best estimate based on the currently available information.

8.       FUTURE COST SAVINGS

         As Salomon's operations are integrated with the existing operations of Travelers, management expects to achieve, by the end of a three-year period, annual cost savings in excess of $200 million (after-tax) from the reduction of overhead expenses, changes in corporate infrastructure and the elimination of redundant expenses. There can be no assurance that these projected cost savings will be achieved. These expected future cost savings are not reflected in the pro forma financial data.

         The statements contained in notes 7 and 8 above may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act. Forward-looking statements are typically identified by the words "believe," "expect," "anticipate," "intend," "estimate" and similar expressions. These forward-looking statements are based largely on management's expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements as a result of a number of factors, including (1) determination of the number, job classification and location of employee positions to be eliminated, (2) compatibility of the operating systems of the combining companies, (3) the degree to which existing administrative and back-office functions and costs are complementary or redundant, and (4) the timing of implementation of changes in operations to effect cost savings. Travelers undertakes no obligation to update publicly or revise any forward-looking statements.